SHARE-BASED COMPENSATION	12 Months Ended
Oct. 31, 2023
Share-Based Payment Arrangement, Noncash Expense [Abstract]
SHARE-BASED COMPENSATION	SHARE-BASED COMPENSATION
Agilent accounts for share-based awards in accordance with the provisions of the accounting guidance which requires the measurement and recognition of compensation expense for all share-based payment awards made to our employees and directors including restricted stock units, employee stock options, employee stock purchases made under our employee stock purchase plan and performance share awards granted to selected members of our senior management under the long-term performance plan ("LTPP") based on estimated fair values.

Description of Share-Based Plans

Employee Stock Purchase Plan.   Effective May 1, 2020, we adopted the 2020 Employee Stock Purchase Plan ("ESPP") which replaced our previous Employee Stock Purchase Plan. The ESPP allows eligible employees to contribute up to 10 percent of their base compensation to purchase shares of our common stock at 85 percent of the closing market price at purchase date. There are 31 million shares authorized for issuance in connection with the ESPP.

Under our ESPP, employees purchased 487,735 shares for $57 million in 2023, 469,701 shares for $54 million in 2022 and 462,237 shares for $46 million in 2021. As of October 31, 2023, the number of shares of common stock authorized and available for issuance under our ESPP was 24,277,203. This includes 324,092 shares for $28 million of common stock to be settled in November 2023 to participants in consideration of the aggregate participant contributions as of October 31, 2023.

Incentive Compensation Plans. On November 15, 2017 and March 21, 2018, the Board of Directors and the stockholders, respectively, approved the Agilent Technologies, Inc. 2018 Stock Plan (the "2018 Plan") which amends, including renaming and extending the term of, the Agilent Technologies, Inc. 2009 Stock Plan (the "2009 Plan"). The 2018 Plan provides for the grant of awards in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), performance shares and performance units with performance-based conditions on vesting or exercisability, and cash awards. The 2018 Plan has a term of ten years. As of October 31, 2023, 19,519,780 shares were available for future awards under the 2018 Plan.

Stock Options. In fiscal year 2021, we resumed granting stock options. Stock options granted under the 2018 Plan may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code, or non-statutory. Options generally vest at a rate of 25 percent per year over a period of four years from the date of grant with a maximum contractual term of ten years. The exercise price for stock options is generally not less than 100 percent of the fair market value of our common stock on the date the stock award is granted. We issue new shares of common stock when employee stock options are exercised.

Performance Shares. We have two LTPP performance stock award programs, which are administered under the 2018 Stock Plan, for our executive officers and other key employees. Participants in our LTPP Total Stockholders’ Return (“TSR”) and LTPP Earnings Per Share (“EPS”) programs are entitled to receive shares of the company's stock after the end of a three-year period, if specified performance targets for the programs are met. The LTPP-TSR awards are generally designed to meet the criteria of a performance award with the performance metrics and peer group comparison based on the TSR set at the beginning of the performance period. The LTPP-EPS awards are based on the company’s EPS performance over a three-year period. The performance targets for the LTPP-EPS for year 2 and year 3 of the performance period are set in the first quarter of year 2 and year 3, respectively. All LTPP awards are subject to a one-year post-vest holding period. The final LTPP award may vary from zero to 200 percent of the target award. The maximum contractual term for awards under the LTPP program is three years. We consider the dilutive impact of these programs in our diluted net income per share calculation only to the extent that the performance conditions are expected to be met.

Restricted Stock Units. We also issue restricted stock units under our share-based plans. The estimated fair value of the restricted stock unit awards granted under the Stock Plans is determined based on the market price of Agilent's common stock on the date of grant adjusted for expected dividend yield. Restricted stock units generally vest, with some exceptions, at a rate of 25 percent per year over a period of four years from the date of grant. All restricted stock units granted to our executives after November 1, 2015, are subject to a one-year post-vest holding period.
Impact of Share-based Compensation Awards

We have recognized compensation expense based on the estimated grant date fair value method under the authoritative guidance. For all share-based awards we have recognized compensation expense using a straight-line amortization method. As the guidance requires that share-based compensation expense should be based on awards that are ultimately expected to vest, estimated share-based compensation has been reduced for estimated forfeitures.

The impact on our results for share-based compensation was as follows:

	Years Ended October 31,
	2023	2022	2021
	(in millions)
Cost of products and services	$34	$30	$26
Research and development	13	14	12
Selling, general and administrative	65	82	73
Total share-based compensation expense	$112	$126	$111

At October 31, 2023 and 2022, no share-based compensation was capitalized within inventory.

Valuation Assumptions

The fair value of share-based awards for our employee stock option awards was estimated using the Black-Scholes option pricing model. Shares granted under the LTPP (TSR) were valued using a Monte Carlo simulation model. The Monte Carlo simulation fair value model requires the use of highly subjective and complex assumptions, including the price volatility of the underlying stock. For the volatility of our LTPP (TSR) grants, we used our own historical stock price volatility.

The ESPP allows eligible employees to purchase shares of our common stock at 85 percent of the price at purchase and uses the purchase date to establish the fair market value.

We use historical volatility to estimate the expected stock price volatility assumption for employee stock option awards. In reaching the conclusion, we have considered many factors including the extent to which our options are currently traded and our ability to find traded options in the current market with similar terms and prices to the options we are valuing. In estimating the expected life of our options granted, we considered the historical option exercise behavior of our executives, which we believe is representative of future behavior.

The estimated fair value of restricted stock units and LTPP (EPS) awards is determined based on the market price of our common stock on the date of grant adjusted for expected dividend yield. The compensation cost for LTPP (EPS) reflects the cost of awards that are probable to vest at the end of the performance period.

All LTPP awards granted to our senior management employees have a one-year post-vest holding restriction. The estimated discount associated with post-vest holding restrictions is calculated using the Finnerty model. The model calculates the potential lost value if the employees were able to sell the shares during the lack of marketability period, instead of being required to hold the shares. The model used the same historical stock price volatility and dividend yield assumption used for the Monte Carlo simulation model and an expected dividend yield to compute the discount.
The following assumptions were used to estimate the fair value of awards granted.

	Years Ended October 31,
	2023	2022	2021
Stock Option Plan:
Weighted average risk-free interest rate	3.9%	1.5%	0.5%
Dividend yield	0.6%	0.5%	0.7%
Weighted average volatility	28%	26%	26%
Expected life	5.5 years	5.5 years	5.5 years
LTPP:
Volatility of Agilent shares	31%	29%	30%
Volatility of selected peer-company shares	22%-84%	23%-81%	24%-57%
Pair-wise correlation with selected peers	42%	41%	45%

Post-vest restriction discount for all executive awards	7.1%	6.5%	6.8%

Share-Based Payment Award Activity

Employee Stock Options

The following table summarizes employee stock option award activity of our employees and directors for 2023.

	Options Outstanding	Weighted Average Exercise Price
	(in thousands)
Outstanding at October 31, 2022	1,097	$94
Granted	269	$147
Exercised	(249)	$41
Cancelled	(37)	$142
Outstanding at October 31, 2023	1,080	$118

The options outstanding and exercisable for equity share-based payment awards at October 31, 2023 were as follows:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value
	(in thousands)	(in years)		(in thousands)	(in thousands)	(in years)		(in thousands)
$40.01 - $50.00	210	1.0	$41	13,088	210	1.0	$41	13,088
$100.00- $110.00	311	7.0	$110	—	177	7.0	$110	—
$110.01 - $150.00	319	8.8	$143	—	40	8.3	$136	—
$150.01 & Over	240	8.0	$161	—	80	8.0	$161	—
	1,080	6.6	$118	$13,088	507	4.8	$92	$13,088

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value, based on the company's closing stock price of $103.37 at October 31, 2023, which would have been received by award holders had all award holders exercised their awards that were in-the-money as of that date. The total number of in-the-money awards exercisable at October 31, 2023 was approximately 0.2 million.
The following table summarizes the aggregate intrinsic value of options exercised and the fair value of options granted in 2023, 2022 and 2021:

	Aggregate Intrinsic Value	Weighted Average Exercise Price	Per Share Value Using Black-Scholes Model
	(in thousands)
Options exercised in fiscal 2021	$34,305	$33
Black Scholes per share value of options granted during fiscal 2021			$26
Options exercised in fiscal 2022	$10,765	$38
Black Scholes per share value of options granted during fiscal 2022			$39
Options exercised in fiscal 2023	$25,303	$41
Black Scholes per share value of options granted during fiscal 2023			$47

As of October 31, 2023, the unrecognized share-based compensation cost for outstanding stock option awards, net of expected forfeitures, was $9 million. The amount of cash received from the exercise of share-based awards granted was $67 million in 2023, $58 million in 2022 and $55 million in 2021.

Non-Vested Awards

The following table summarizes non-vested award activity in 2023 primarily for our LTPP and restricted stock unit awards.

	Shares	Weighted Average Grant Price
	(in thousands)
Non-vested at October 31, 2022	2,103	$114
Granted	864	$146
Vested	(1,096)	$90
Forfeited	(181)	$134
Change in LTPP shares in the year due to exceeding performance targets	199	$79
Non-vested at October 31, 2023	1,889	$136

As of October 31, 2023, the unrecognized share-based compensation cost for non-vested restricted stock awards net of expected forfeitures was approximately $116 million which is expected to be amortized over a weighted average period of 2.2 years. The total fair value of restricted stock awards vested was $99 million for 2023, $89 million for 2022 and $84 million for 2021.